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                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: October 13, 1997
                        (Date of earliest event reported)


                        Central Reserve Life Corporation
             (Exact Name of Registrant as specified in its charter)


              Ohio                      0-8483                 34-1017531
              ----                      ------                 ----------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
         Incorporation)                                   Identification Number)



      17800 Royalton Road, Strongsville, Ohio                      44136
      ---------------------------------------                      -----
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (216) 572-2400
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.          OTHER EVENTS
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        On October 8, 1997, Standard Management Corporation, an Indiana
corporation ("SMC") and Central Reserve Life Corproation, an Ohio corporation ("Central Reserve"), announced that they had signed a letter of intent and that they were engaged in discussions for a proposed merger.

        See attached Letter of Intent and News Release.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 13, 1997            CENTRAL RESERVE LIFE CORPORATION

                                   By: Frank W. Grimone

                                   Frank W. Grimone, Chief Financial Officer